Exhibit 99.1

SWS Group, Inc. Sets New Record Date for Special Meeting

of Stockholders to Approve Merger with Hilltop Holdings

Company Continues to Expect Transaction to Close before Year-end

DALLAS, September 5, 2014 – SWS Group, Inc. (NYSE: SWS) (“SWS” or the “Company”) today announced that it has set a new record date of October 3, 2014 for the special meeting of stockholders to consider and vote on the merger of SWS with and into Hilltop Holdings (“Hilltop”). SWS stockholders of record at the close of business on October 3, 2014 will be entitled to vote at the special meeting.

The Special Committee of the SWS board of directors, which is comprised entirely of independent directors, made this decision in order to align the record date with the expected timing of the Securities and Exchange Commission’s (“SEC”) process of reviewing the registration statement on Form S-4 filed by Hilltop in connection with the merger and the SWS Form 10-K that is incorporated therein by reference. The SWS Form 10-K was filed by the Company with the SEC earlier today.

As previously announced, the Company believes the transaction delivers compelling and immediate cash value for SWS stockholders, while allowing them to participate in the significant upside potential of a larger, more diversified organization that is strongly capitalized and better positioned to compete in the marketplace.

SWS expects that the special meeting date will be approximately six weeks after the record date. It will file with the SEC definitive proxy materials related to the proposed merger as soon as reasonably practicable.

The merger is subject to customary closing conditions, including regulatory approvals and approval of SWS stockholders, and is expected to be completed prior to the end of 2014.

About SWS Group

SWS Group, Inc. is a Dallas-based holding company offering a broad range of investment and financial services through its subsidiaries. The Company’s common stock is listed and traded on the New York Stock Exchange under the symbol SWS. SWS Group, Inc. subsidiaries include Southwest Securities, Inc., SWS Financial Services, Inc., and Southwest Securities, FSB.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Hilltop Holdings, Inc. (“Hilltop”) has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 containing a proxy statement/prospectus of SWS Group, Inc. (“SWS”) and Hilltop, and SWS and Hilltop will each file other documents with respect to the proposed transaction and a definitive proxy statement/prospectus will be mailed to shareholders of SWS after the registration statement on Form S-4 has been declared effective. Investors and security holders of SWS are urged to read the proxy statement/prospectus and other documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information. Investors and security holders of SWS will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by SWS or Hilltop through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by SWS will be available free of charge on SWS’s internet website at www.swst.com or by contacting SWS’s Investor Relations Department at (214) 859-1800. Copies of the documents filed with the SEC by Hilltop will be available free of charge on Hilltop’s internet website at www.hilltop-holdings.com or by contacting Hilltop’s Investor Relations Department at (214) 252-4029.

SWS, Hilltop, their respective directors and certain of their executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of SWS is set forth in its Annual Report on Form 10-K for the year ended June 30, 2014, which was filed with the SEC on September 5, 2014, its proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on October 3, 2013, and its Current Reports on Form 8-K, which were filed with the SEC on September 17, 2013 and October 1, 2013. Information about the directors and executive officers of Hilltop is set forth in its most recent proxy statement, which was filed with the SEC on May 2, 2014. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

From time to time we make statements (including some contained in this report) that predict or forecast future events, depend on future events for their accuracy, or otherwise contain “forward-looking” information and constitute “forward-looking statements” within the meaning of applicable U.S. securities laws. Such statements are generally identifiable by terminology such as “plans,” “expects,” “estimates,” “budgets,” “intends,” “anticipates,” “believes,” “projects,” “indicates,” “targets,” “objective,” “could,” “should,” “may” or other similar words. By their very nature, forward-looking statements require us to make assumptions that may not materialize or that may not be accurate. Readers should not place undue reliance on forward-looking statements and should recognize that such statements are predictions of future results, which may not occur as anticipated. Actual results may differ materially as a result of various factors, some of which are outside of our control, including:

•	failure to obtain the approval of shareholders of SWS in connection with the proposed transaction;

•	the failure to consummate or delay in consummating the proposed transaction for other reasons;

•	the timing to consummate the proposed transaction;

•	the risk that a condition to closing of the proposed transaction may not be satisfied;

•	the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;

•	Hilltop’s ability to achieve the synergies and value creation contemplated by the proposed transaction;

•	Hilltop’s ability to promptly and effectively integrate its and SWS’s businesses;

•	the diversion of management time on transaction-related issues;

•	the interest rate environment;

•	the volume of trading in securities;

•	the liquidity in capital markets;

•	the volatility and general level of securities prices and interest rates;

•	the ability to meet regulatory capital requirements administered by federal agencies;

•	the level of customer margin loan activity and the size of customer account balances;

•	the demand for real estate in Texas, New Mexico and the national market;

•	the credit-worthiness of our correspondents, trading counterparties and of our banking and margin customers;

•	the demand for investment banking services;

•	general economic conditions, especially in Texas and New Mexico, and investor sentiment and confidence;

•	the value of collateral securing the loans we hold;

•	competitive conditions in each of our business segments;

•	changes in accounting, tax and regulatory compliance requirements;

•	changes in federal, state and local tax rates;

•	the ability to attract and retain key personnel;

•	the availability of borrowings under credit lines, credit agreements and credit facilities;

•	the potential misconduct or errors by our employees or by entities with whom we conduct business;

•	the ability of borrowers to meet their contractual obligations and the adequacy of our allowance for loan losses; and

•	the potential misconduct for litigation and other regulatory liability.

Our future operating results also depend on our operating expenses, which are subject to fluctuation due to:

•	variations in the level of compensation expense incurred as a result of changes in the number of total employees, competitive factors or other market variables;

•	variations in expenses and capital costs, including depreciation, amortization and other non-cash charges incurred to maintain our infrastructure; and

•	unanticipated costs which may be incurred from time to time in connection with litigation, regulation and compliance, loan analyses and modifications or other contingencies.

Other factors, risks and uncertainties that could cause actual conditions, events or results to differ materially from our expectations discussed in this report include those factors described in SWS’s Annual Report on Form 10-K for the year ended June 30, 2013, under the heading “Risk Factors,” and our other reports filed with and available from the SEC. Our forward-looking statements are based on current beliefs, assumptions and expectations. No assurances can be given that any of the events anticipated by these forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our actual results, levels of activity, performance, or achievements. All forward-looking statements speak only as of the date on which they are made and, except as required by law, we expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances upon which any statement is based.

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Investor Relations:

J. Michael Edge, 214-859-9343

medge@swst.com

Media Relations:

Ben Brooks, 214-859-6351

bdbrooks@swst.com